SPDR® INDEX SHARES FUNDS

(the “Trust”)

SPDR EURO STOXX Small Cap ETF

SPDR Solactive Canada ETF

SPDR Solactive Germany ETF

SPDR Solactive Hong Kong ETF

SPDR Solactive Japan ETF

SPDR Solactive United Kingdom ETF

(each a “Fund”, collectively the “Funds”)

Supplement dated January 26, 2021

to the Summary Prospectuses, Prospectus and Statement of Additional Information

each dated January 31, 2020, as may be supplemented from time to time

At the recommendation of SSGA Funds Management, Inc. (the “Adviser”), the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate the Funds.

Each Fund will create and redeem creation units through March 17, 2021, which will also be the last day of trading of each Fund’s shares on the NYSE Arca, Inc., each Fund’s principal U.S. listing exchange. Each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about March 23, 2021 (the “Liquidation Date”). Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed. Any net capital gains and net investment income from the previous fiscal year, which were not distributed by the end of the most recent fiscal year-end, may be distributed to shareholders in advance of the Liquidation Date, in what is commonly referred to as a “spillback distribution.”

Prior to the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of a Fund may sell their holdings on the NYSE Arca, Inc. prior to March 18, 2021. Customary brokerage charges may apply to such transactions. From March 18, 2021 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about March 24, 2021, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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